Supplement dated April 7, 2025
to the Statement of Additional Information (the “SAI”), dated February 28, 2025, for the following fund:
Fund
Columbia ETF Trust I
Columbia Multi-Sector Municipal Income ETF
The information for the Fund under the subsection “The Investment Manager and Subadvisers – Portfolio Managers” in the “Investment Management and Other Services” section of the SAI is hereby superseded and replaced with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the Fund)	Performance Based Accounts**	Ownership of Fund shares
For Funds with fiscal year ending October 31 – Information is as of October 31, 2024, unless otherwise noted
Multi-Sector Municipal Income ETF	Travis Bates(c)	4 other accounts	$0.47 million	None	None
	William Callagy	730 other accounts	$726.99 million	None	$1– $10,000(a)
	Douglas Rangel	7 RICs 6 other accounts	$2.76 billion $51.28 million	None	None
	Shannon Rinehart(c)	6 RICs 7 other accounts	$5.31 billion $1.60 million	None	None
	Catherine Stienstra(d)	8 RICs 5 other accounts	$5.75 billion $2.85 million	None	$100,001– $500,000(a)
*
RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**
Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)
Excludes any notional investments.
(c)
The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of February 28, 2025.
(d)
Ms. Stienstra is expected to retire effective June 30, 2025 and, as of such date, she will cease to serve as portfolio manager of the Fund.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP940_10_013_(04/25)